MillerKnoll Announces Leadership Transition

Andi Owen to Retire as President and Chief Executive Officer

Jeff Stutz to Become Interim Chief Executive Officer

Company Reiterates Fiscal 2026 Fourth Quarter Outlook

ZEELAND, Mich., June 1, 2026 -- MillerKnoll, Inc. (“MillerKnoll” or the “Company”) (NASDAQ: MLKN), a growth-oriented small-cap value company in the industrial and consumer sectors, announced today President and Chief Executive Officer Andi Owen will retire on June 30, 2026, as mutually agreed with the Board. Ms. Owen has resigned from the Board and has begun a leave of absence from the Company, effective immediately. Jeff Stutz, the Company’s Chief Operating Officer, will perform the duties of the Chief Executive Officer during Ms. Owen’s leave of absence and will become Interim Chief Executive Officer of the Company on June 30, 2026.

The MillerKnoll Board will conduct a comprehensive search process, including internal and external candidates, with the assistance of a leading executive search firm, to identify the Company’s next CEO.

“Jeff is an accomplished executive and tenured Company veteran who has served in multiple senior leadership positions at MillerKnoll and brings extensive knowledge and insights from his more than 25 years in the industry,” said John R. Hoke III, Chairman of the Board. “The Board appreciates Jeff stepping into the CEO role on an interim basis, and we are confident that MillerKnoll is well positioned to continue driving long-term value for customers and shareholders under his leadership.

On behalf of the Board, I also want to thank Andi for her leadership, dedication, and many contributions to MillerKnoll. During her tenure, Andi led the Company through a period of significant transformation while continuing to strengthen our position as a global design leader. This decision reflects Andi’s desire to devote greater attention to important family matters while ensuring an orderly leadership transition for the Company. We are grateful for her experience, service, and commitment to our associates, customers, and shareholders, and we wish her well.”

“During my years at MillerKnoll and before that, Herman Miller, I have developed both an affinity for and admiration of our iconic brands, deep customer and dealer relationships, and ability to consistently innovate and expand our market opportunities,” said Mr. Stutz. “I will work closely with MillerKnoll’s Board and our leadership team to drive results across our collective of brands. Looking ahead, I remain focused on ensuring the disciplined execution of our strategic priorities and maintaining the momentum underway at MillerKnoll.”

“It has been an honor to serve as CEO and to work alongside the extraordinary associates who have made MillerKnoll the company it is today,” said Ms. Owen. “I am deeply proud of what we have built together and grateful for the creativity, resilience, and commitment of this team. I have worked with Jeff for many years across our Company, and I have great confidence in his leadership as MillerKnoll enters its next chapter of growth and value creation.”

Reiterates Fiscal 2026 Fourth Quarter Outlook

MillerKnoll expects its fiscal 2026 fourth quarter results to be in line with the guidance previously announced on March 25, 2026.

The Company will provide further information when it releases its fiscal 2026 fourth quarter and full year results on Wednesday, June 24, 2026.

About Jeff Stutz

Mr. Stutz has served as Chief Operating Officer since September 2025, overseeing the Company’s International Contract segment and global manufacturing operations, as well as its Europe-based brands including HAY, Muuto, Colebrook Bosson Saunders (CBS), and NaughtOne. Before serving as COO, Mr. Stutz was the Company’s Chief Financial Officer for over 10 years, during which he managed all aspects of MillerKnoll’s global financial operations and played a key role helping navigate the Company through periods of both macro-economic challenges and opportunistic growth.

Mr. Stutz joined Herman Miller in 2001 and before serving as CFO and COO, he held a range of finance leadership positions, including Vice President of Investor Relations, Corporate Treasurer, and Chief Accounting Officer.

He holds a B.A. in Accounting from Michigan State University, and an MBA from Grand Valley State University.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include those relating to future events, anticipated results of operations, our expectations regarding future market conditions, our business strategies, our assessment of risks we face, and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations or financial condition or the price of our stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to:

•The effects of the ongoing conflict and broader geopolitical instability in the Middle East, including with respect to negative impacts on our supply chain, decreased sales within the region or beyond due to supply chain constraints, and broader inflationary and macroeconomic effects;
•Changes to U.S. and international trade policies, including new or increased tariffs and changing import/export regulations, which impact both the cost and availability of materials and components used to manufacture our products as well as demand for our products;

•Challenges in implementing our growth strategy and the possibility that the assumptions on which that strategy was built prove inaccurate;
•Consumer spending levels, which have a significant impact on demand for our products within our Global Retail segment;
•Global and national economic conditions such as heightened inflation, uncertainty regarding future interest rates, foreign currency exchange rate fluctuations, the escalating conflict in the Middle East, the continuation of the Russia-Ukraine war, and potential governmental responses to these events;
•Cybersecurity threats and risks;
•Public health crises, such as pandemics and epidemics, and governmental policies and actions to protect the health and safety of individuals or to maintain the functioning of national or global economies;
•Risks related to the additional debt incurred in connection with our acquisition of Knoll, including increased interest expense, our ability to comply with our debt covenants and obligations, and limitations on certain business activities imposed by our credit agreement;
•Availability and pricing of raw materials;
•Financial strength of our dealers and customers;
•Pace and level of government procurement; and
•Outcome of pending litigation or governmental audits or investigations.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to MillerKnoll’s periodic reports and other filings with the SEC, including the risk factors identified in our most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the year ended May 31, 2025. The forward-looking statements included in this report are made only as of the date hereof. MillerKnoll does not undertake any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

About MillerKnoll

MillerKnoll is a global collective of design brands built on the foundation of two icons of modernism: Herman Miller and Knoll. The portfolio also includes furniture and accessories for commercial and residential spaces from Colebrook Bosson Saunders, DatesWeiser, DWR (Design Within Reach), Edelman, Geiger, HAY, HOLLY HUNT, Knoll Textiles, Maharam, Muuto, NaughtOne, and Spinneybeck | FilzFelt. Guided by a shared purpose—design for the good of humankind—MillerKnoll generates insights, pioneers innovations, and champions ideas to better align spaces with how people live, work, and gather. In fiscal year 2025, the company generated net sales of $3.7 billion. For more information, visit millerknoll.com.

For further information: Investors: investor@millerknoll.com; Media: media_relations@millerknoll.com